Exhibit 32

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Black Hills Corporation (the “Company”) on Form 10-K for the year ended December 31, 2007 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, David R. Emery, Chairman, President and Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of Section 13 (a) or
15 (d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: February 29, 2008

/s/ David R. Emery
David R. Emery
Chairman, President and
Chief Executive Officer
and acting interim
Principal Financial Officer